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                        Merrill Lynch Index Funds, Inc.

                       Supplement dated August 11, 1999
to the Prospectus and Statement of Additional Information dated April 30, 1999

Effective August 2, 1999, Fund Asset Management, L.P. ("FAM") has replaced Merrill Lynch Asset Management, L.P. ("MLAM") as the investment adviser of the underlying "master" series. FAM is an affiliate of MLAM which shares substantially the same investment personnel, including the personnel responsible for providing management services to the underlying "master" series. There will be no change in the nature and quality of services provided as a result of the change from MLAM to FAM.

At a board meeting on August 2, 1999, the Directors of Merrill Lynch Index Funds, Inc. (the "Fund") approved new administrative fees with respect to each series of the Fund. Due to expense reimbursements and/or fee waivers by MLAM and/or FAM, the change in administrative fees will not impact the actual total operating expenses of any series.

Effective immediately, the new administrative fees payable to the administrator, the total annual fund operating expenses, expense reimbursement and net total annual fund operating expenses after contractual fee waivers by FAM will be as follows:

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   Fund            Adminis-   Total Annual       Expense          Net Total
                   trative   Fund Operating  Reimbursement**     Annual Fund
                    Fees        Expenses*                         Operating
                                                                  Expenses***
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                            Class A  Class D  Class A  Class D  Class A Class D
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Merrill Lynch S&P   0.245%   0.445%   0.695%   0.045%   0.045%   0.40%   0.65%
500 Index Fund
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Merrill Lynch       0.29%    0.91%    1.16%    0.07%    0.07%    0.84%   1.09%
Small Cap Index
Fund
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Merrill Lynch       0.19%    0.45%    0.70%    0.05%    0.05%    0.40%   0.65%
Aggregate Bond
Index Fund
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Merrill Lynch       0.34%    0.86%    1.12%    0.10%    0.10%    0.76%   1.02%
International
Index Fund
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__________

* Includes the expenses of both the "feeder" fund and its pro rata share of the expenses of the "master" series.

** Includes pro rata share of the contractual expense reimbursement of the "master" series. FAM has entered into contractual arrangements with the "master" fund to provide that the aggregate administrative and management fees charged to each series of the Fund and the corresponding "master" series will not exceed the following amounts: Merrill Lynch S&P 500 Index
    Fund: 0.25%; Merrill Lynch Small Cap Index Fund: 0.30%; Merrill Lynch Aggregate Bond Index Fund: 0.20%; and Merrill Lynch International Index
    Fund: 0.35%.

*** Includes the expenses of both the "feeder" fund and its pro rata share of the expenses of the "master" series. In addition to the contractual expense reimbursement described in the previous footnote and reflected in the table, MLAM and/or FAM have agreed to voluntarily waive management fees and/or reimburse expenses of the series of the Fund and/or the corresponding "master" series. The Net Total Annual Fund Operating Expenses shown in the table do not reflect any such voluntary management fee waivers and/or reimbursement of expenses because they may be discontinued by MLAM and/or FAM at any time without notice. After taking into account the new fee levels described above and the voluntary fee waivers and/or expense reimbursements, net total annual fund operating expenses were as follows:
    0.39% for Class A shares and 0.64% for Class D shares of the Merrill Lynch S&P 500 Index Fund; 0.50% for Class A shares and 0.75% for Class D shares of the Merrill Lynch Small Cap Index Fund; 0.35% for Class A shares and 0.60% for Class D shares of the Merrill Lynch Aggregate Bond Index Fund; and 0.64% for Class A shares and 0.89% for Class D shares of the Merrill Lynch International Index Fund.